CONFIDENTIAL
Exhibit 10.39.2
SECOND AMENDMENT TO THE MASTER DEVELOPMENT
AND TOLL MANUFACTURING AGREEMENT BETWEEN
ENDO PHARMACEUTICALS INC. AND
NOVARTIS CONSUMER HEALTH, INC.

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

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This Second Amendment to the Master Development and Toll Manufacturing Agreement, dated May 3, 2001 (as amended, the “Agreement”), by and between Endo Pharmaceuticals Inc. (“Endo”) and Novartis Consumer Health, Inc. (“Novartis”) is entered in this 2nd day of August 2005 and is effective as of December 1, 2004 (this “Amendment”).
WHEREAS, Endo and Novartis entered into the Agreement pursuant to which Novartis agreed to perform certain Services on behalf of Endo as set forth therein;
WHEREAS, Endo and Novartis mutually amended the Agreement by way of a First Amendment dated February 1, 2003; and
WHEREAS, Endo and Novartis now desire to further amend the Agreement as more fully set forth below;
NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
1.	Unless otherwise set forth herein, the capitalized terms contained in this Amendment shall have the meanings set forth in the Agreement.

2.	The following Annexes to the Agreement are hereby deleted in their entirety and replaced the following Annexes attached hereto:
Annex H
3.	The definition of “Annex I” is hereby added to Section 2:
“Annex I” means the *** attached to this Agreement as Annex I, as may be amended or supplemented from time to time.
4.	The definition of “Development Work” is hereby deleted in its entirety and replaced with the following:
“Development Work” means the activities to be performed by Novartis which are related to product development for NDA or ANDA products or required for the scale-up and/or transfer of a product to Novartis from another site.”
5.	The definition of “Initial Term” is hereby deleted in its entirety and replaced with the following:
““Initial Term” means the period of time commencing on the Effective Date and ending December 31, 2006.”

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6.	The definition of “Production Baseline” is hereby deleted in its entirety and replaced with the following:
“Production Baseline” means *** of Products (excluding ***), in any combination, during each Production Year ***, or any equivalent thereof to be determined by mutual agreement of the parties.”
7.	The definition of “Production Year” is hereby deleted in its entirety and replaced with the following:
“Production Year” means each period of twelve (12) consecutive months commencing on the FDA Approval Date for the first Initial Product to be approved by the FDA, or any anniversary thereof, during the Term, and following January 1, 2005, means each period of twelve (12) consecutive months thereafter.
8.	Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:
“2. DESCRIPTION OF DEVELOPMENT WORK
2.1	Novartis shall perform all Development Work at the Facility or other site specified by Endo and agreed to by Novartis.

2.2	Novartis shall determine the costs for all Development Work to be done and invoiced to Endo; provided that Endo must agree in writing to those costs before such Development Work begins.

2.3	Endo and Novartis may choose to set an annual fixed fee based on the amount of Development Work to be done which fee will cover Novartis’ fixed costs including personnel costs, facility overhead charges, project related costs, and testing costs. Notwithstanding the foregoing, nothing shall obligate Novartis to disclose any of its internal costs or related information to Endo. If Endo and Novartis choose to set such an annual fixed fee, Endo and Novartis will agree as to the amount of such annual fixed fee and review it regularly and adjust it as necessary upon mutual agreement.

2.4	Endo will pay Novartis for all materials used in the course of the Development Work. Materials for the Development Work will be billed to Endo at Novartis’ actual cost. In connection with the Development Work only, Novartis will charge Endo for manufacturing and packaging time as agreed to each year. 2005 charges for such time will be as follows:
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2.5	Novartis shall perform the Development Work in compliance with (i) the Act, (ii) cGMP, (iii) the Quality Control Requirements and (iv) the Specifications.
9.	Section 19.1 of the Agreement (not including Sections 19.1.1 and 19.1.2) is hereby deleted in its entirety and replaced with the following:
“This Agreement shall be in effect during the Initial Term and thereafter until December 31, 2011, and shall be extended automatically thereafter for successive additional periods of five (5) years each, on the same terms and conditions.”
10.	Section 9.2.2.3 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Endo shall purchase, at its cost, all *** to be used in performing the services hereunder. Novartis shall purchase, at its cost, all *** to be used in performing the services hereunder and shall pass along, on a dollar-for-dollar basis, changes in the *** Costs actually incurred by Novartis in performing the services hereunder.
11.	In Sections 9.2.2.4 and 9.2.2.4.1 of the Agreement, the word “***” shall be inserted in front of the term “API Cost.”
12.	The third sentence in Section 9.2.2.3.2 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Should Novartis identify such a source and obtain Endo’s written consent to utilize the source so identified, then the prices charged by Novartis for Products shall be reduced by an amount reasonably determined by Novartis based on the amount of any resulting reductions in API costs, except as otherwise agreed to in writing by both parties.”
13.	Section 9.2.3 is hereby deleted in its entirety and replaced with the following:
“The prices on Annex B are based on the manufacture of, at minimum, the Production Baseline or equivalent thereof as agreed to by the parties and is subject to the *** as defined by Annex I.”
14.	The following sentence is hereby added to the end of Section 19.1.2.1:
“Should Endo terminate this Agreement effective after the end of the Initial Term and prior to December 31, 2011, Endo shall pay Novartis, as liquidated damages and not as a penalty, the net book value remaining on the Assets as of the effective date of termination; provided that the Assets shall be fully depreciated over a five (5)-year period with a zero dollar ($0) net book value at the end of year five (5). Novartis shall keep Endo timely informed of all newly-acquired

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Assets and obtain Endo’s written consent prior to acquiring any new Assets that exceed $500,000, including, without limitation, by means of an annual meeting between the parties; provided further that shall Novartis utilize any of the Assets to manufacture a Competing Product at any time following such termination notice and prior to the effective termination date, then the amount payable by Endo for such utilized Assets pursuant to this sentence shall be zero.”
15.	Section 21.1.2.1 is hereby deleted in its entirety and replaced with the following:
“Endo may, from time to time, request changes in the product labeling or packaging material. No such changes shall be implemented without Novartis’ prior written agreement, which shall not be unreasonably withheld. Endo will review and approve any Novartis-proposed changes as defined in Sections 21.1.1.1 and 21.1.1.2 above.”
16.	Section 23.3 is hereby amended to reflect Endo’s and Novartis’ addresses as follows:
Endo Pharmaceuticals Inc.
100 Endo Blvd.
Chadds Ford, PA 19317
Attention: Chief Legal Officer
Fax: 610-558-9684
Novartis Consumer Health, Inc.
200 Kimball Drive
Parsippany, NJ 07054
Attention: General Counsel
Fax: 973-503-8450
17.	The first sentence of Section 23.4 is hereby deleted in its entirety and replaced with the following:
“This Agreement, including all annexes hereto and Amendments Nos. 1 and 2, constitutes the entire understanding between the parties with respect to the subject matter hereof and is intended as a final expression of their agreement and as a complete statement of terms and conditions thereof.”

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18.	Except as otherwise set forth in this Amendment, all other terms contained in the Agreement, as amended, shall remain in full force and effect.

ENDO PHARMACEUTICALS INC.	NOVARTIS CONSUMER HEALTH, INC.

By: /s/ Peter Lankau	By: /s/ John McKenna
Peter Lankau	Name: John McKenna
President and CEO	Title: CFO

Date: July 29, 2005	Date: August 2, 2005

By: /s/ Timothy Howe
Name: Timothy Howe
Title: CFO — North America

Date: August 2, 2005

CONFIDENTIAL
ANNEX H
TO
MASTER DEVELOPMENT AND TOLL MANUFACTURING
AGREEMENT
APIs
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ANNEX I
TO
MASTER DEVELOPMENT AND TOLL MANUFACTURING
AGREEMENT
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